UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2019

Brian D. Bullard

AMCAP Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

AMCAP Fund®

Annual report for the year ended February 28, 2019

We take a disciplined,
long-term approach
to investing in growth
companies.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

AMCAP Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	0.87%	8.75%	15.32%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.66% for Class A shares as of the prospectus dated May 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

34	Board of trustees and other officers

Fellow investors:

The U.S. stock market provided modest returns for the fiscal year ended February 28, 2019. While geopolitical concerns continued to add to market volatility, economic data in the U.S. was generally positive and overall company earnings were better than expected. Heightened political risk weighed on sentiment and led to increased volatility. After raising interest rates in December for the fourth time in 2018, the Federal Reserve weakened its forward guidance language, lowering expectations for future rate increases.

During the 12-month period, AMCAP Fund had a total return of 3.35% versus a 4.68% total return for the unmanaged Standard & Poor’s 500 Composite Index — a market capitalization-weighted index based on the results of approximately 500 widely held common stocks — and a total return of 3.75% for the Lipper Growth Funds Index, a peer group measure, as shown in the chart below.

Over the long term, AMCAP’s returns have exceeded those of the S&P 500 and the Lipper Growth Funds Index. For the past 10 years, AMCAP had an average annual total return of 16.88%, compared with 16.67% for the S&P 500 and 16.82% for the Lipper index. Over its 52-year lifetime, the fund had an average annual total return of 11.48%, compared with 9.99% for the S&P 500 and 9.06% for the Lipper index.

Investment results analysis

The fund’s largest holding, Netflix, rose 22.90% on the back of strong subscriber growth and price increases for its video streaming content and services. Much of the subscriber growth was attributed to

Results at a glance

For periods ended February 28, 2019, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 5/1/67)

AMCAP Fund (Class A shares)	3.35%	9.34%	16.88%	11.48%
Standard & Poor’s 500 Composite Index*	4.68	10.67	16.67	9.99
Lipper Growth Funds Index†	3.75	10.31	16.82	9.06

*	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

AMCAP Fund	1

The New Geography of Investing®

While most of the companies that AMCAP invests in are based in the U.S., many of them do business on a global basis. For example, 93% of the fund’s holdings are based in the U.S., but these companies only generate 58% of their revenues domestically, with Europe and emerging markets serving as important sources of growth. AMCAP leverages Capital Group’s global research capabilities to understand the sources of companies’ growth opportunities, as well as their inherent risks.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	93%	100%
■	Canada	1	—
■	Europe	2	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	1	—
■	Emerging markets	3	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	58%	62%
■	Canada	2	2
■	Europe	13	12
■	Japan	2	3
■	Asia-Pacific ex. Japan	1	1
■	Emerging markets	24	20
	Total	100%	100%

Compared with the S&P 500 Index as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of February 28, 2019).

the growing popularity of Netflix’s various original series. International subscriber and revenue growth were especially strong and are expected to play an increasingly important role in the company’s future growth. We believe its fundamentals suggest that Netflix’s competitive advantage remains strong.

Shares of health care companies were mixed, with Illumina and Abbott Laboratories (the second-largest holding) among the strongest contributors to fund returns. Illumina, which jumped 37.17%, is well-positioned in the growing field of gene sequencing and is expanding that field through its own innovation. The market reacted positively to new product releases by Abbott, including the FreeStyle Libre glucose monitoring system, which offers a more patient-friendly, less painful solution. The company, whose shares rose 28.66%, also reported positive results from clinical trials for its MitraClip device in heart valve patients and received U.S. regulatory approval for a next-generation version of the device.

Meanwhile, shares of AbbVie (the fund’s sixth-largest holding), a biopharmaceutical firm spun out of Abbott, declined 31.59% amid concerns about the company’s reliance on its leading drug Humira and disappointing trial results from the lead product of Stemcentrx, a company it acquired in recent years. However, AbbVie has a strong drug pipeline and its settlement with Amgen extends patent

2	AMCAP Fund

protection for Humira, the top-selling treatment for rheumatoid arthritis, until 2023.

Some of the fund’s energy holdings detracted from returns as oil prices pulled back due to higher-than-expected U.S. shale oil production and after the U.S. relaxed sanctions against Iran. Concerns about slowing global growth also weighed on the oil market. Shares of Halliburton fell 33.89% as the oil services firm faced higher costs, lower demand and increased competition in its core market of pressure pumping. Lower oil prices also impacted shares of Concho Resources, which fell 27.06%. The company has been cutting back its production growth until prices rebound, showing financial discipline in a competitive market.

The fund’s cash position declined to 9.6% from 12.5% (including other short-term securities) at the beginning of the period as some portfolio managers added to positions during the market decline. While valuations are still high overall, in this environment of market volatility, some portfolio managers are finding pockets of investment opportunity. However, overall cash levels continue to reflect a cautious approach by the portfolio managers.

Looking ahead

The fundamentals of the U.S. economy are generally stable: the unemployment rate is low, real wages are gradually increasing, consumer spending is slowly on the rise.

However, industrial production is trending down, corporate debt is rising and we are in the late cycle of a record economic expansion, so we remain prudent when investing in cyclical companies. Interest rates are likely to continue to increase, albeit at a slower pace, and remain below the level that historically has caused major pressure on economic growth.

Outside the U.S., most eurozone countries continue to slowly improve, and while China’s growth is slowing and its debt is rising, foreign demand is still relatively strong. However, volatility is likely to remain elevated amid multiple geopolitical risks, including U.S. trade tensions with China, Brexit negotiations in Europe and an unpredictable situation in North Korea. Against this backdrop, we continue with our consistent and diligent approach to growth investing, just as we have for the past 50-plus years.

AMCAP invests primarily in U.S. companies that have demonstrated solid historical growth and characteristics that we believe are likely to support above-average growth in the future. Our focus on the fundamental growth drivers and the inherent worth of companies is critical to helping us identify investments that we believe represent the best value over the long term. We thank you for your continued support of these efforts.

We also would like to thank Claudia Huntington for her service to AMCAP Fund as principal investment officer for many years. We are pleased that she will remain an active portfolio manager in the fund for the foreseeable future.

Cordially,

James Terrile

Co-President

Barry Crosthwaite

Co-President

April 10, 2019

For current information about the fund, visit americanfunds.com.

AMCAP Fund	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2019)*

	1 year	5 years	10 years	Lifetime (since 5/1/1967)
Class A shares	-2.60%	8.06%	16.18%	11.35%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$2,000,000
1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
7,000

Year ended February 28 or 29	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988
TOTAL VALUE (dollars in thousands)																			
Dividends reinvested	$ .1	.2	.2	.2	.2	.2	.3	.2	.2	.3	.3	.6	2.0	1.0	1.2	1.5	1.2	1.3	2.3
Value at fiscal year-end	$9.1	9.8	11.5	10.8	8.5	7.6	10.7	10.9	12.8	17.6	25.9	31.3	32.9	47.5	48.0	55.7	68.5	89.3	86.5
AMCAP total return	(8.6)%	6.8	17.9	(6.2)	(21.0)	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9	5.2	44.1	1.1	16.2	23.0	30.3	(3.1)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Source: Thomson Reuters Lipper. Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

4	AMCAP Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in AMCAP Fund grew over the past 50 years from February 28, 1969, to February 28, 2019. As you can see, the investment grew to $2,032,897 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

AMCAP Fund	5

Summary investment portfolio February 28, 2019

Industry sector diversification	Percent of net assets

Common stocks 90.43%	Shares	Value (000)
Health care 21.25%
Abbott Laboratories	24,289,454	$1,885,347
UnitedHealth Group Inc.	5,995,906	1,452,328
AbbVie Inc.	18,177,326	1,440,371
Thermo Fisher Scientific Inc.	5,063,900	1,314,437
Amgen Inc.	5,143,775	977,729
BioMarin Pharmaceutical Inc.[1,2]	10,177,000	949,107
Illumina, Inc.[2]	2,895,257	905,550
Gilead Sciences, Inc.	10,836,734	704,605
PerkinElmer, Inc.[1]	7,191,234	677,127
Stryker Corp.	2,905,466	547,709
IQVIA Holdings Inc.[2]	3,052,000	427,585
Other securities		2,484,407
		13,766,302

Information technology 19.72%
Microsoft Corp.	13,027,001	1,459,415
Broadcom Inc.	4,339,848	1,195,021
Mastercard Inc., Class A	4,061,957	913,006
Worldpay, Inc., Class A2	7,088,570	679,085
Accenture PLC, Class A	4,088,050	659,730
Autodesk, Inc.[2]	3,957,000	645,031
Intel Corp.	11,499,000	608,987
Trimble Inc.[1,2]	14,536,673	581,612
ASML Holding NV	3,098,100	567,776
FleetCor Technologies, Inc.[2]	2,397,290	559,240
Texas Instruments Inc.	4,246,196	449,163
Other securities		4,457,039
		12,775,105

Communication services 11.14%
Netflix, Inc.[2]	5,997,000	2,147,526
Alphabet Inc., Class C2	792,379	887,401
Alphabet Inc., Class A2	723,910	815,521
Facebook, Inc., Class A2	8,232,900	1,329,202
Tencent Holdings Ltd.	11,426,418	488,804
Twenty-First Century Fox, Inc., Class A	7,881,500	397,464
Activision Blizzard, Inc.	9,352,843	394,129
Other securities		753,003
		7,213,050

Consumer discretionary 10.56%
Amazon.com, Inc.[2]	731,900	1,200,192
Lowe’s Companies, Inc.	8,490,000	892,214
Booking Holdings Inc.[2]	518,200	879,406
NIKE, Inc., Class B	9,915,819	850,083

6	AMCAP Fund

	Shares	Value (000)
Marriott International, Inc., Class A	5,567,569	$697,449
Alibaba Group Holding Ltd. (ADR)[2]	2,217,100	405,796
Other securities		1,916,789
		6,841,929

Industrials 10.21%
TransDigm Group Inc.[2]	1,740,725	755,631
General Dynamics Corp.	4,096,000	697,221
Old Dominion Freight Line, Inc.	3,954,714	596,252
Textron Inc.	10,282,070	558,316
Equifax Inc.	4,805,614	526,263
CSX Corp.	6,827,100	496,125
Other securities		2,985,324
		6,615,132

Energy 5.96%
EOG Resources, Inc.	13,181,300	1,239,042
Concho Resources Inc.	7,862,000	864,820
Halliburton Co.	14,553,500	446,647
Diamondback Energy, Inc.	4,142,000	426,336
Other securities		884,720
		3,861,565

Financials 5.44%
Charles Schwab Corp.	9,212,000	423,844
First Republic Bank	4,016,041	421,604
Aon PLC, Class A	2,137,300	366,611
JPMorgan Chase & Co.	3,506,000	365,886
Other securities		1,945,137
		3,523,082

Consumer staples 2.75%
Costco Wholesale Corp.	2,506,372	548,244
Other securities		1,232,480
		1,780,724

Materials 2.01%
Other securities		1,299,638

Real estate 0.80%
Other securities		521,256

Utilities 0.59%
NextEra Energy, Inc.	2,023,700	379,889

Total common stocks (cost: $40,017,613,000)		58,577,672

Short-term securities 10.11%	Principal amount (000)
Federal Home Loan Bank 2.31%–2.42% due 3/4/2019–4/12/2019	$1,480,500	1,479,071
General Dynamics Corp. 2.48% due 3/21/2019[3]	72,500	72,398
Intel Corp. 2.33%–2.40% due 3/12/2019–3/20/2019[3]	108,900	108,786
U.S. Treasury Bills 2.15%–2.43% due 3/1/2019–5/23/2019	3,316,600	3,312,053
Other securities		1,579,297

Total short-term securities (cost: $6,551,718,000)		6,551,605
Total investment securities 100.54% (cost: $46,569,331,000)		65,129,277
Other assets less liabilities (0.54)%		(350,161)

Net assets 100.00%		$64,779,116

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

AMCAP Fund	7

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $201,920,000, which represented .31% of the net assets of the fund.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended February 28, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 2/28/2019 (000)
Common stocks 5.74%
Health care 3.02%
BioMarin Pharmaceutical Inc.[2]	10,345,500	—	168,500	10,177,000	$(849)	$126,682	$—	$949,107
PerkinElmer, Inc.	5,922,900	1,268,334	—	7,191,234	—	129,913	2,001	677,127
Integra LifeSciences Holdings Corp.[2]	4,555,967	1,440,000	—	5,995,967	—	4,714	—	330,318
PRA Health Sciences, Inc.[2,4]	2,931,531	750,990	1,134,677	2,547,844	19,275	52,468	—	—
								1,956,552
Information technology 0.90%
Trimble Inc.[2]	12,300,511	2,236,162	—	14,536,673	—	33,864	—	581,612
Finisar Corp.[2,4]	6,797,000	—	6,797,000	—	(4,906)	8,396	—	—
Acacia Communications, Inc.[2,4]	2,226,600	—	1,728,600	498,000	(14,302)	30,276	—	—
								581,612
Consumer discretionary 0.83%
Williams-Sonoma, Inc.	3,100,000	2,300,000	363,336	5,036,664	558	38,864	9,134	292,932
Texas Roadhouse, Inc.	4,587,200	—	712,200	3,875,000	36,255	776	4,587	245,326
Signet Jewelers Ltd.[4]	3,500,000	—	1,000,000	2,500,000	(60,524)	(10,493)	4,810	—
								538,258
Industrials 0.55%
Middleby Corp.[2]	2,052,775	1,165,732	313,000	2,905,507	(5,551)	17,736	—	356,186
Generac Holdings Inc.[2,4]	3,894,070	—	3,894,070	—	12,308	(3,819)	—	—
								356,186
Energy 0.00%
Denbury Resources Inc.[2,4]	22,428,635	—	22,428,635	—	(47,150)	101,319	—	—
Consumer staples 0.00%
Herbalife Nutrition Ltd.[2,4]	4,648,809	4,648,809	3,911,348	5,386,270	99,975	(12,750)	—	—
Materials 0.44%
Valvoline Inc.	10,638,000	4,415,100	—	15,053,100	—	(55,650)	5,015	282,848
Total 5.74%					$35,089	$462,296	$25,547	$3,715,456

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,456,866,000, which represented 2.25% of the net assets of the fund.
[4]	Unaffiliated issuer at 2/28/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

8	AMCAP Fund

Financial statements

Statement of assets and liabilities
at February 28, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $43,985,387)	$61,413,821
Affiliated issuers (cost: $2,583,944)	3,715,456	$65,129,277
Cash		458
Receivables for:
Sales of investments	80,995
Sales of fund’s shares	64,330
Dividends	46,470
Other	1,048	192,843
		65,322,578
Liabilities:
Payables for:
Purchases of investments	445,867
Repurchases of fund’s shares	63,128
Investment advisory services	14,706
Services provided by related parties	13,560
Trustees’ deferred compensation	3,183
Other	3,018	543,462
Net assets at February 28, 2019		$64,779,116

Net assets consist of:
Capital paid in on shares of beneficial interest		$45,882,807
Total distributable earnings		18,896,309
Net assets at February 28, 2019		$64,779,116

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,104,469 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$30,233,769	979,271		$30.87
Class C	1,452,056	54,024		26.88
Class T	11	—	*	30.88
Class F-1	1,630,079	53,286		30.59
Class F-2	7,418,932	238,689		31.08
Class F-3	3,516,744	113,793		30.90
Class 529-A	1,876,346	61,508		30.51
Class 529-C	248,831	9,205		27.03
Class 529-E	80,212	2,705		29.65
Class 529-T	13	—	*	30.88
Class 529-F-1	143,997	4,681		30.76
Class R-1	89,478	3,231		27.69
Class R-2	623,607	22,524		27.69
Class R-2E	61,064	2,002		30.50
Class R-3	1,157,083	38,785		29.83
Class R-4	1,130,200	36,957		30.58
Class R-5E	31,372	1,015		30.91
Class R-5	1,031,928	32,946		31.32
Class R-6	14,053,394	449,847		31.24

*	Amount less than one thousand.

See notes to financial statements

AMCAP Fund	9

Statement of operations
for the year ended February 28, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,431; also includes $25,547 from affiliates)	$703,857
Interest	141,338	$845,195
Fees and expenses*:
Investment advisory services	191,651
Distribution services	116,347
Transfer agent services	50,181
Administrative services	20,022
Reports to shareholders	1,769
Registration statement and prospectus	3,142
Trustees’ compensation	264
Auditing and legal	53
Custodian	542
Other	1,924
Total fees and expenses before waiver	385,895
Less investment advisory services waiver	42
Total fees and expenses after waiver		385,853
Net investment income		459,342

Net realized gain and unrealized depreciation:
Net realized gain on:
Investments:
Unaffiliated issuers	4,380,656
Affiliated issuers	35,089
Currency transactions	210	4,415,955
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $2,510):
Unaffiliated issuers	(3,165,137)
Affiliated issuers	462,296
Currency translations	562	(2,702,279)
Net realized gain and unrealized depreciation		1,713,676

Net increase in net assets resulting from operations		$2,173,018

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

10	AMCAP Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended February 28
	2019	2018
Operations:
Net investment income	$459,342	$363,514
Net realized gain	4,415,955	3,835,503
Net unrealized (depreciation) appreciation	(2,702,279)	7,062,703
Net increase in net assets resulting from operations	2,173,018	11,261,720

Distributions paid to shareholders	(5,948,794)	(3,200,290	)*

Net capital share transactions	5,024,665	1,933,198

Total increase in net assets	1,248,889	9,994,628

Net assets:
Beginning of year	63,530,227	53,535,599
End of year	$64,779,116	$63,530,227

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $274,012 from net investment income and $2,926,278 from net realized gain on investments.

See notes to financial statements

AMCAP Fund	11

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

12	AMCAP Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

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Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$13,766,302	$—	$—	$13,766,302
Information technology	12,775,105	—	—	12,775,105
Communication services	7,213,050	—	—	7,213,050
Consumer discretionary	6,841,929	—	—	6,841,929
Industrials	6,615,132	—	—	6,615,132
Energy	3,861,565	—	—	3,861,565
Financials	3,523,082	—	—	3,523,082
Consumer staples	1,578,804	201,920	—	1,780,724
Materials	1,299,638	—	—	1,299,638
Real estate	521,256	—	—	521,256
Utilities	379,889	—	—	379,889
Short-term securities	—	6,551,605	—	6,551,605
Total	$58,375,752	$6,753,525	$—	$65,129,277

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

14	AMCAP Fund

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 28, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2019, the fund reclassified $225,728,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

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As of February 28, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$371,546
Gross unrealized appreciation on investments	19,806,520
Gross unrealized depreciation on investments	(1,277,113)
Net unrealized appreciation on investments	18,529,407
Cost of investments	46,599,870

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended February 28, 2019				Year ended February 28, 2018
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$163,712		$2,605,159	$2,768,871	$115,384		$1,411,432	$1,526,816
Class B1					—		—	—
Class C	—		145,517	145,517	—		82,421	82,421
Class T2	—	[3]	1	1	—	[3]	1	1
Class F-1	7,425		156,214	163,639	7,069		108,176	115,245
Class F-2	51,409		601,056	652,465	31,706		279,311	311,017
Class F-3	27,490		295,296	322,786	18,246		121,562	139,808
Class 529-A	8,940		163,115	172,055	6,563		85,688	92,251
Class 529-B1					—		—	—
Class 529-C	—		25,498	25,498	—		16,234	16,234
Class 529-E	258		7,404	7,662	149		4,006	4,155
Class 529-T2	—	[3]	1	1	—	[3]	1	1
Class 529-F-1	965		11,700	12,665	576		5,253	5,829
Class R-1	—		9,036	9,036	—		5,722	5,722
Class R-2	—		60,653	60,653	—		33,185	33,185
Class R-2E	121		5,037	5,158	53		1,894	1,947
Class R-3	2,895		109,882	112,777	1,854		65,049	66,903
Class R-4	5,685		108,829	114,514	5,075		67,219	72,294
Class R-5E	138		1,405	1,543	3		31	34
Class R-5	7,879		93,892	101,771	8,073		66,235	74,308
Class R-6	107,084		1,165,098	1,272,182	79,261		572,858	652,119
Total	$384,001		$5,564,793	$5,948,794	$274,012		$2,926,278	$3,200,290

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.283% on such assets in excess of $44 billion. On March 8, 2018, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2018, decreasing the annual rate to 0.280% on daily net assets in excess of $55 billion. CRMC voluntarily reduced investment advisory services fees to the approved rate in advance of the effective date. For the year ended February 28, 2019, total investment advisory services fees waived by CRMC were $42,000. As a result, the fee of $191,651,000 shown on the statement of operations was reduced to $191,609,000, both of which were equivalent to an annualized rate of 0.298% of average daily net assets.

16	AMCAP Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of February 28, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

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For the year ended February 28, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$73,965	$30,162		$3,023		Not applicable
Class C	14,843	1,479		746		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,649	2,407		935		Not applicable
Class F-2	Not applicable	7,521		3,412		Not applicable
Class F-3	Not applicable	219		1,684		Not applicable
Class 529-A	4,333	1,669		936		$1,232
Class 529-C	2,589	236		132		175
Class 529-E	408	39		41		54
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	112		64		85
Class R-1	972	103		49		Not applicable
Class R-2	4,738	2,217		317		Not applicable
Class R-2E	333	112		28		Not applicable
Class R-3	6,278	1,935		629		Not applicable
Class R-4	3,239	1,317		648		Not applicable
Class R-5E	Not applicable	21		8		Not applicable
Class R-5	Not applicable	572		569		Not applicable
Class R-6	Not applicable	60		6,801		Not applicable
Total class-specific expenses	$116,347	$50,181		$20,022		$1,546

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $264,000 in the fund’s statement of operations reflects $379,000 in current fees (either paid in cash or deferred) and a net decrease of $115,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund lent $10,000 at a rate of 2.39% to one or more CRMC-managed funds during the year ended February 28, 2019. The fund received less than $1,000 in interest income from the loan.

18	AMCAP Fund

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount		Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended February 28, 2019

Class A	$2,970,961		91,991		$2,725,877	94,378		$(3,864,791)	(120,333)	$1,832,047	66,036
Class C	247,487		8,669		144,207	5,693		(355,415)	(12,553)	36,279	1,809
Class T	—		—		—	—		—	—	—	—
Class F-1	262,694		8,097		159,936	5,537		(854,851)	(26,312)	(432,221)	(12,678)
Class F-2	2,843,286		87,046		632,680	21,888		(1,719,420)	(53,827)	1,756,546	55,107
Class F-3	990,751		30,529		320,102	11,112		(709,605)	(22,158)	601,248	19,483
Class 529-A	217,154		6,794		171,904	6,016		(264,328)	(8,259)	124,730	4,551
Class 529-C	33,924		1,185		25,406	996		(68,417)	(2,395)	(9,087)	(214)
Class 529-E	11,204		360		7,637	275		(16,830)	(544)	2,011	91
Class 529-T	—		—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	47,237		1,449		12,635	442		(22,808)	(715)	37,064	1,176
Class R-1	11,988		407		8,984	343		(33,287)	(1,125)	(12,315)	(375)
Class R-2	157,911		5,389		60,569	2,322		(184,505)	(6,368)	33,975	1,343
Class R-2E	21,736		675		5,158	181		(8,481)	(272)	18,413	584
Class R-3	268,849		8,575		112,674	4,014		(467,935)	(15,026)	(86,412)	(2,437)
Class R-4	227,986		7,064		114,469	3,977		(548,753)	(17,081)	(206,298)	(6,040)
Class R-5E	28,174		905		1,541	55		(4,612)	(143)	25,103	817
Class R-5	157,759		4,764		101,720	3,464		(511,736)	(15,692)	(252,257)	(7,464)
Class R-6	2,540,357		78,062		1,271,006	43,558		(2,255,525)	(66,788)	1,555,838	54,832
Total net increase (decrease)	$11,039,458		341,961		$5,876,506	204,251		$(11,891,299)	(369,591)	$5,024,665	176,621

Year ended February 28, 2018

Class A	$2,046,204		67,073		$1,500,991	48,631		$(4,546,040)	(148,520)	$(998,845)	(32,816)
Class B3	28		1		—	—		(8,668)	(332)	(8,640)	(331)
Class C	180,339		6,662		81,700	2,993		(428,325)	(15,807)	(166,286)	(6,152)
Class T4	10		—	[2]	—	—		—	—	10	— [2]
Class F-1	327,237		10,864		112,791	3,692		(881,915)	(29,164)	(441,887)	(14,608)
Class F-2	2,350,802		77,094		302,440	9,734		(3,609,896)	(118,964)	(956,654)	(32,136)
Class F-3	3,092,551		102,454		138,611	4,461		(399,688)	(12,711)	2,831,474	94,204
Class 529-A	252,362		8,119		92,205	3,017		(235,902)	(7,725)	108,665	3,411
Class 529-B3	—	[2]	—	[2]	—	—		(1,267)	(49)	(1,267)	(49)
Class 529-C	31,767		1,161		16,224	593		(159,990)	(5,654)	(111,999)	(3,900)
Class 529-E	8,385		284		4,157	139		(12,260)	(413)	282	10
Class 529-T4	10		—	[2]	1	—	[2]	—	—	11	— [2]
Class 529-F-1	22,092		716		5,825	189		(20,467)	(665)	7,450	240
Class R-1	12,865		460		5,715	204		(27,295)	(972)	(8,715)	(308)
Class R-2	162,497		5,827		33,138	1,181		(227,542)	(8,170)	(31,907)	(1,162)
Class R-2E	25,559		851		1,948	64		(8,320)	(268)	19,187	647
Class R-3	307,202		10,376		66,862	2,235		(457,747)	(15,377)	(83,683)	(2,766)
Class R-4	372,560		12,396		72,256	2,363		(460,434)	(15,085)	(15,618)	(326)
Class R-5E	6,851		214		34	1		(551)	(17)	6,334	198
Class R-5	208,096		6,754		74,253	2,377		(453,174)	(14,635)	(170,825)	(5,504)
Class R-6	2,923,945		95,623		651,794	20,851		(1,619,628)	(52,572)	1,956,111	63,902
Total net increase (decrease)	$12,331,362		406,929		$3,160,945	102,725		$(13,559,109)	(447,100)	$1,933,198	62,554

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.

AMCAP Fund	19

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,421,991,000 and $18,307,402,000, respectively, during the year ended February 28, 2019.

20	AMCAP Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class A:
2/28/2019	$33.07	$.21	$.63	$.84	$(.18)	$(2.86)	$(3.04)	$30.87	3.35%	$30,234		.66%		.66%		.65%
2/28/2018	28.82	.18	5.76	5.94	(.13)	(1.56)	(1.69)	33.07	21.10	30,196		.67		.67		.58
2/28/2017	24.47	.16	5.23	5.39	(.12)	(.92)	(1.04)	28.82	22.38	27,269		.68		.68		.59
2/29/2016	29.03	.10	(2.36)	(2.26)	—	(2.30)	(2.30)	24.47	(8.34)	23,786		.67		.67		.38
2/28/2015	28.53	.08	3.04	3.12	(.01)	(2.61)	(2.62)	29.03	11.33	25,740		.68		.68		.27
Class C:
2/28/2019	29.23	(.04)	.55	.51	—	(2.86)	(2.86)	26.88	2.56	1,452		1.45		1.45		(.14)
2/28/2018	25.74	(.06)	5.11	5.05	—	(1.56)	(1.56)	29.23	20.13	1,526		1.47		1.47		(.22)
2/28/2017	22.02	(.05)	4.69	4.64	—	(.92)	(.92)	25.74	21.42	1,503		1.49		1.49		(.22)
2/29/2016	26.57	(.11)	(2.14)	(2.25)	—	(2.30)	(2.30)	22.02	(9.10)	1,386		1.48		1.48		(.44)
2/28/2015	26.52	(.14)	2.80	2.66	—	(2.61)	(2.61)	26.57	10.44	1,603		1.49		1.49		(.53)
Class T:
2/28/2019	33.07	.28	.63	.91	(.24)	(2.86)	(3.10)	30.88	3.59 [4]	—	[5]	.45	[4]	.45	[4]	.86 [4]
2/28/2018[6,7]	28.79	.23	5.80	6.03	(.19)	(1.56)	(1.75)	33.07	21.46 [4,8]	—	[5]	.45	[4,9]	.45	[4,9]	.81 [4,9]
Class F-1:
2/28/2019	32.78	.19	.62	.81	(.14)	(2.86)	(3.00)	30.59	3.29	1,630		.73		.73		.58
2/28/2018	28.58	.16	5.71	5.87	(.11)	(1.56)	(1.67)	32.78	21.02	2,162		.74		.74		.52
2/28/2017	24.27	.14	5.19	5.33	(.10)	(.92)	(1.02)	28.58	22.31	2,303		.75		.75		.53
2/29/2016	28.83	.09	(2.35)	(2.26)	—	(2.30)	(2.30)	24.27	(8.40)	2,448		.73		.73		.31
2/28/2015	28.36	.06	3.02	3.08	—	(2.61)	(2.61)	28.83	11.27	2,723		.74		.74		.22
Class F-2:
2/28/2019	33.27	.28	.63	.91	(.24)	(2.86)	(3.10)	31.08	3.56	7,419		.47		.47		.85
2/28/2018	28.98	.24	5.79	6.03	(.18)	(1.56)	(1.74)	33.27	21.31	6,107		.47		.47		.79
2/28/2017	24.60	.22	5.26	5.48	(.18)	(.92)	(1.10)	28.98	22.66	6,251		.48		.48		.79
2/29/2016	29.11	.16	(2.37)	(2.21)	—	(2.30)	(2.30)	24.60	(8.14)	3,593		.47		.47		.57
2/28/2015	28.61	.14	3.04	3.18	(.07)	(2.61)	(2.68)	29.11	11.53	3,609		.47		.47		.49
Class F-3:
2/28/2019	33.09	.31	.62	.93	(.26)	(2.86)	(3.12)	30.90	3.68	3,517		.36		.36		.95
2/28/2018	28.83	.27	5.76	6.03	(.21)	(1.56)	(1.77)	33.09	21.44	3,121		.37		.37		.85
2/28/2017[6,10]	28.36	.02	.45	.47	—	—	—	28.83	1.66 [8]	3		.03	[8]	.03	[8]	.09 [8]
Class 529-A:
2/28/2019	32.71	.18	.64	.82	(.16)	(2.86)	(3.02)	30.51	3.31	1,876		.74		.74		.57
2/28/2018	28.54	.15	5.70	5.85	(.12)	(1.56)	(1.68)	32.71	20.99	1,863		.74		.74		.51
2/28/2017	24.24	.13	5.19	5.32	(.10)	(.92)	(1.02)	28.54	22.31	1,528		.77		.77		.50
2/29/2016	28.81	.08	(2.35)	(2.27)	—	(2.30)	(2.30)	24.24	(8.44)	1,264		.77		.77		.28
2/28/2015	28.35	.05	3.02	3.07	—	(2.61)	(2.61)	28.81	11.24	1,370		.77		.77		.18

See end of table for footnotes.

AMCAP Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
2/28/2019	$29.39	$(.05)	$.55	$.50	$—	$(2.86)	$(2.86)	$27.03	2.51%	$249		1.49%		1.49%		(.17)%
2/28/2018	25.89	(.07)	5.13	5.06	—	(1.56)	(1.56)	29.39	20.05	277		1.52		1.52		(.26)
2/28/2017	22.15	(.07)	4.73	4.66	—	(.92)	(.92)	25.89	21.39	345		1.54		1.54		(.27)
2/29/2016	26.73	(.13)	(2.15)	(2.28)	—	(2.30)	(2.30)	22.15	(9.16)	301		1.55		1.55		(.50)
2/28/2015	26.68	(.16)	2.82	2.66	—	(2.61)	(2.61)	26.73	10.37	334		1.56		1.56		(.60)
Class 529-E:
2/28/2019	31.89	.11	.61	.72	(.10)	(2.86)	(2.96)	29.65	3.06	80		.97		.97		.35
2/28/2018	27.87	.08	5.56	5.64	(.06)	(1.56)	(1.62)	31.89	20.73	83		.97		.97		.28
2/28/2017	23.70	.07	5.06	5.13	(.04)	(.92)	(.96)	27.87	22.01	73		.99		.99		.28
2/29/2016	28.28	.01	(2.29)	(2.28)	—	(2.30)	(2.30)	23.70	(8.64)	62		1.00		1.00		.04
2/28/2015	27.94	(.02)	2.97	2.95	—	(2.61)	(2.61)	28.28	10.97	69		1.01		1.01		(.06)
Class 529-T:
2/28/2019	33.06	.26	.64	.90	(.22)	(2.86)	(3.08)	30.88	3.57 [4]	—	[5]	.50	[4]	.50	[4]	.81 [4]
2/28/2018[6,7]	28.79	.21	5.80	6.01	(.18)	(1.56)	(1.74)	33.06	21.36 [4,8]	—	[5]	.52	[4,9]	.52	[4,9]	.74 [4,9]
Class 529-F-1:
2/28/2019	32.96	.26	.63	.89	(.23)	(2.86)	(3.09)	30.76	3.53	144		.51		.51		.80
2/28/2018	28.74	.22	5.73	5.95	(.17)	(1.56)	(1.73)	32.96	21.25	116		.52		.52		.73
2/28/2017	24.40	.19	5.23	5.42	(.16)	(.92)	(1.08)	28.74	22.54	94		.55		.55		.72
2/29/2016	28.92	.13	(2.35)	(2.22)	—	(2.30)	(2.30)	24.40	(8.23)	76		.56		.56		.49
2/28/2015	28.43	.11	3.03	3.14	(.04)	(2.61)	(2.65)	28.92	11.46	83		.56		.56		.40
Class R-1:
2/28/2019	30.03	(.04)	.56	.52	—	(2.86)	(2.86)	27.69	2.52	90		1.46		1.46		(.14)
2/28/2018	26.41	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.03	20.11	108		1.46		1.46		(.21)
2/28/2017	22.56	(.05)	4.82	4.77	—	(.92)	(.92)	26.41	21.49	103		1.47		1.47		(.20)
2/29/2016	27.16	(.11)	(2.19)	(2.30)	—	(2.30)	(2.30)	22.56	(9.08)	102		1.47		1.47		(.42)
2/28/2015	27.05	(.14)	2.86	2.72	—	(2.61)	(2.61)	27.16	10.46	111		1.46		1.46		(.50)
Class R-2:
2/28/2019	30.02	(.04)	.57	.53	—	(2.86)	(2.86)	27.69	2.56	624		1.45		1.45		(.14)
2/28/2018	26.40	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.02	20.12	636		1.46		1.46		(.21)
2/28/2017	22.56	(.05)	4.81	4.76	—	(.92)	(.92)	26.40	21.45	590		1.46		1.46		(.19)
2/29/2016	27.14	(.10)	(2.18)	(2.28)	—	(2.30)	(2.30)	22.56	(9.02)	517		1.44		1.44		(.39)
2/28/2015	27.02	(.13)	2.86	2.73	—	(2.61)	(2.61)	27.14	10.47	595		1.43		1.43		(.48)
Class R-2E:
2/28/2019	32.73	.05	.65	.70	(.07)	(2.86)	(2.93)	30.50	2.89	61		1.16		1.16		.16
2/28/2018	28.61	.03	5.69	5.72	(.04)	(1.56)	(1.60)	32.73	20.47	46		1.16		1.16		.08
2/28/2017	24.38	.03	5.21	5.24	(.09)	(.92)	(1.01)	28.61	21.86	22		1.16		1.16		.11
2/29/2016	29.04	.06	(2.42)	(2.36)	—	(2.30)	(2.30)	24.38	(8.69)	3		1.04		1.04		.24
2/28/2015[6,11]	29.38	.04	1.32	1.36	—	(1.70)	(1.70)	29.04	4.77 [4,8]	—	[5]	.67	[4,9]	.67	[4,9]	.29 [4,9]

22	AMCAP Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
2/28/2019	$32.06	$.10	$.61	$.71	$(.08)	$(2.86)	$(2.94)	$29.83	2.99%	$1,157		1.01%		1.01%		.30%
2/28/2018	28.01	.07	5.59	5.66	(.05)	(1.56)	(1.61)	32.06	20.67	1,321		1.01		1.01		.24
2/28/2017	23.81	.07	5.08	5.15	(.03)	(.92)	(.95)	28.01	21.99	1,232		1.02		1.02		.25
2/29/2016	28.40	.01	(2.30)	(2.29)	—	(2.30)	(2.30)	23.81	(8.64)	1,093		1.02		1.02		.03
2/28/2015	28.05	(.02)	2.98	2.96	—	(2.61)	(2.61)	28.40	10.96	1,242		1.01		1.01		(.06)
Class R-4:
2/28/2019	32.77	.20	.62	.82	(.15)	(2.86)	(3.01)	30.58	3.33	1,130		.71		.71		.61
2/28/2018	28.58	.16	5.71	5.87	(.12)	(1.56)	(1.68)	32.77	21.03	1,409		.71		.71		.54
2/28/2017	24.28	.15	5.18	5.33	(.11)	(.92)	(1.03)	28.58	22.33	1,238		.72		.72		.55
2/29/2016	28.83	.09	(2.34)	(2.25)	—	(2.30)	(2.30)	24.28	(8.36)	1,049		.71		.71		.33
2/28/2015	28.36	.07	3.02	3.09	(.01)	(2.61)	(2.62)	28.83	11.31	1,140		.71		.71		.24
Class R-5E:
2/28/2019	33.11	.27	.63	.90	(.24)	(2.86)	(3.10)	30.91	3.56	31		.50		.50		.83
2/28/2018	28.85	.25	5.74	5.99	(.17)	(1.56)	(1.73)	33.11	21.31	7		.47		.47		.78
2/28/2017	24.48	.20	5.24	5.44	(.15)	(.92)	(1.07)	28.85	22.54	—	[5]	.60		.51		.76
2/29/2016[6,12]	27.89	.04	(2.11)	(2.07)	—	(1.34)	(1.34)	24.48	(7.62)[8]	—	[5]	.15	[8]	.15	[8]	.17 [8]
Class R-5:
2/28/2019	33.49	.30	.64	.94	(.25)	(2.86)	(3.11)	31.32	3.64	1,032		.41		.41		.91
2/28/2018	29.16	.26	5.83	6.09	(.20)	(1.56)	(1.76)	33.49	21.38	1,353		.41		.41		.84
2/28/2017	24.74	.23	5.30	5.53	(.19)	(.92)	(1.11)	29.16	22.74	1,339		.41		.41		.86
2/29/2016	29.25	.18	(2.39)	(2.21)	—	(2.30)	(2.30)	24.74	(8.10)	1,214		.42		.42		.63
2/28/2015	28.72	.16	3.05	3.21	(.07)	(2.61)	(2.68)	29.25	11.62	1,400		.41		.41		.54
Class R-6:
2/28/2019	33.41	.32	.63	.95	(.26)	(2.86)	(3.12)	31.24	3.70	14,053		.36		.36		.96
2/28/2018	29.09	.28	5.81	6.09	(.21)	(1.56)	(1.77)	33.41	21.45	13,199		.36		.36		.89
2/28/2017	24.69	.25	5.28	5.53	(.21)	(.92)	(1.13)	29.09	22.76	9,633		.36		.36		.90
2/29/2016	29.18	.19	(2.38)	(2.19)	—	(2.30)	(2.30)	24.69	(8.05)	7,033		.37		.37		.68
2/28/2015	28.66	.17	3.05	3.22	(.09)	(2.61)	(2.70)	29.18	11.67	6,394		.37		.37		.59

	Year ended February 28 or 29
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes	32%	27%	25%	31%	33%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See notes to financial statements

AMCAP Fund	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary investment portfolio, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

April 10, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

24	AMCAP Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2018, through February 28, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AMCAP Fund	25

	Beginning account value 9/1/2018	Ending account value 2/28/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$961.11	$3.26	.67%
Class A – assumed 5% return	1,000.00	1,021.47	3.36	.67
Class C – actual return	1,000.00	957.49	7.04	1.45
Class C – assumed 5% return	1,000.00	1,017.60	7.25	1.45
Class T – actual return	1,000.00	962.50	2.19	.45
Class T – assumed 5% return	1,000.00	1,022.56	2.26	.45
Class F-1 – actual return	1,000.00	960.77	3.65	.75
Class F-1 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class F-2 – actual return	1,000.00	962.11	2.34	.48
Class F-2 – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class F-3 – actual return	1,000.00	962.47	1.80	.37
Class F-3 – assumed 5% return	1,000.00	1,022.96	1.86	.37
Class 529-A – actual return	1,000.00	961.10	3.65	.75
Class 529-A – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 529-C – actual return	1,000.00	957.38	7.23	1.49
Class 529-C – assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class 529-E – actual return	1,000.00	959.86	4.71	.97
Class 529-E – assumed 5% return	1,000.00	1,019.98	4.86	.97
Class 529-T – actual return	1,000.00	962.31	2.48	.51
Class 529-T – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 529-F-1 – actual return	1,000.00	962.05	2.53	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class R-1 – actual return	1,000.00	957.35	7.13	1.47
Class R-1 – assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class R-2 – actual return	1,000.00	957.66	7.14	1.47
Class R-2 – assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class R-2E – actual return	1,000.00	959.16	5.68	1.17
Class R-2E – assumed 5% return	1,000.00	1,018.99	5.86	1.17
Class R-3 – actual return	1,000.00	959.54	4.96	1.02
Class R-3 – assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class R-4 – actual return	1,000.00	961.13	3.50	.72
Class R-4 – assumed 5% return	1,000.00	1,021.22	3.61	.72
Class R-5E – actual return	1,000.00	962.07	2.43	.50
Class R-5E – assumed 5% return	1,000.00	1,022.32	2.51	.50
Class R-5 – actual return	1,000.00	962.46	1.99	.41
Class R-5 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class R-6 – actual return	1,000.00	962.63	1.75	.36
Class R-6 – assumed 5% return	1,000.00	1,023.01	1.81	.36

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2019:

Long-term capital gains	$5,666,558,016
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$63,325,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

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AMCAP Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	1998	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	92	Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	17	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Kathy J. Williams, 1955	2019	Former Commissioner, Marin County Human Rights Commission; Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio	4	None

Bailey Morris-Eck, a trustee of the fund since 1999, and Leonard R. Fuller, a trustee of the fund since 2010, have retired from the board. The trustees thank Ms. Morris-Eck and Mr. Fuller for their dedication and service to the fund and its shareholders.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James Terrile, 1965 Co-President and Trustee	2006	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Strategy Research, Inc.[6]	4	None
William L. Robbins, 1968 Trustee	2019	Partner – Capital International Investors, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	AMCAP Fund

Other officers5

Name, year of birth and position with fund	Year first elected an office of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Barry S. Crosthwaite, 1958 Co-President	2006	Partner – Capital International Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Claudia P. Huntington, 1952 Senior Vice President	1992-1994; 1996	Partner – Capital Research Global Investors, Capital Research and Management Company; Director – The Capital Group Companies, Inc.[6]
Eric S. Richter, 1960 Senior Vice President	2008	Partner – Capital Research Global Investors, Capital Research and Management Company
Jessica Chase Spaly, 1977 Senior Vice President	2015	Partner – Capital Research Global Investors, Capital Research and Management Company; Director – The Capital Group Companies, Inc.[6]
Aidan W. O’Connell, 1968 Vice President	2017	Partner – Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013-2016; 2019	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President – Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

AMCAP Fund	35

Board of trustees and other officers (continued)

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date):

1,950,860,698

Total shares voting on November 28, 2018:

1,581,951,286 (81.1% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Louise H. Bryson	1,551,119,121	98.1%	30,832,165	1.9%
Mary Anne Dolan	1,551,215,447	98.1	30,735,839	1.9
James G. Ellis	1,549,227,573	97.9	32,723,713	2.1
Pablo R. González Guajardo	1,345,344,209	85.0	236,607,078	15.0
William D. Jones	1,543,254,631	97.6	38,696,656	2.4
John C. Mazziotta	1,549,533,596	98.0	32,417,690	2.0
William R. McLaughlin	1,551,894,314	98.1	30,056,973	1.9
William L. Robbins	1,551,013,874	98.0	30,937,413	2.0
Kenneth M. Simril	1,550,179,939	98.0	31,771,347	2.0
James R. Terrile	1,550,944,191	98.0	31,007,095	2.0
Kathy J. Williams	1,551,758,794	98.1	30,192,493	1.9

36	AMCAP Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 28, 2019, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:

Audit	2018	98,000
	2019	94,000

b) Audit-Related Fees:
	2018	14,000
	2019	12,000

c) Tax Fees:
	2018	14,000
	2019	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	940,000
	2019	2,615,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

2018	None
2019	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,024,000 for fiscal year 2018 and $2,716,273 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®
Investment portfolio
February 28, 2019
Common stocks 90.43% Health care 21.25%	Shares	Value (000)
Abbott Laboratories	24,289,454	$1,885,347
UnitedHealth Group Inc.	5,995,906	1,452,328
AbbVie Inc.	18,177,326	1,440,371
Thermo Fisher Scientific Inc.	5,063,900	1,314,437
Amgen Inc.	5,143,775	977,729
BioMarin Pharmaceutical Inc.[1,2]	10,177,000	949,107
Illumina, Inc.[2]	2,895,257	905,550
Gilead Sciences, Inc.	10,836,734	704,605
PerkinElmer, Inc.[1]	7,191,234	677,127
Stryker Corp.	2,905,466	547,709
IQVIA Holdings Inc.[2]	3,052,000	427,585
Integra LifeSciences Holdings Corp.[1,2]	5,995,967	330,318
Humana Inc.	1,053,500	300,290
PRA Health Sciences, Inc.[2]	2,547,844	272,568
Johnson & Johnson	1,500,000	204,960
Molina Healthcare, Inc.[2]	1,512,906	203,683
Boston Scientific Corp.[2]	4,918,700	197,338
Hologic, Inc.[2]	4,045,600	190,750
Edwards Lifesciences Corp.[2]	1,073,000	181,648
Medtronic PLC	1,700,000	153,850
West Pharmaceutical Services, Inc.	1,399,000	146,545
Danaher Corp.	700,500	88,978
Eli Lilly and Co.	648,700	81,924
Cigna Corp.	407,336	71,056
Anthem, Inc.	106,000	31,877
Merck & Co., Inc.	352,100	28,622
		13,766,302
Information technology 19.72%
Microsoft Corp.	13,027,001	1,459,415
Broadcom Inc.	4,339,848	1,195,021
Mastercard Inc., Class A	4,061,957	913,006
Worldpay, Inc., Class A2	7,088,570	679,085
Accenture PLC, Class A	4,088,050	659,730
Autodesk, Inc.[2]	3,957,000	645,031
Intel Corp.	11,499,000	608,987
Trimble Inc.[1,2]	14,536,673	581,612
ASML Holding NV	3,098,100	567,776
FleetCor Technologies, Inc.[2]	2,397,290	559,240
Texas Instruments Inc.	4,246,196	449,163
Skyworks Solutions, Inc.	4,424,759	361,326
Atlassian Corp. PLC, Class A2	3,194,857	343,383
ServiceNow, Inc.[2]	1,393,000	333,540
Qorvo, Inc.[2]	4,520,394	317,060
Amphenol Corp., Class A	2,507,000	235,583
Fiserv, Inc.[2]	2,666,700	225,843
Workday, Inc., Class A2	1,066,700	211,132
AMCAP Fund — Page 1 of 6

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Adobe Inc.[2]	651,700	$171,071
PayPal Holdings, Inc.[2]	1,562,400	153,225
Micron Technology, Inc.[2]	3,600,000	147,168
Arista Networks, Inc.[2]	500,000	142,625
Applied Materials, Inc.	3,635,000	139,366
International Business Machines Corp.	1,000,000	138,130
TE Connectivity Ltd.	1,600,000	131,344
Samsung Electronics Co., Ltd.	3,235,000	129,722
Kingdee International Software Group Co. Ltd.	119,478,000	129,375
Lumentum Holdings Inc.[2]	2,535,476	126,140
Visa Inc., Class A	769,235	113,939
salesforce.com, inc.[2]	683,300	111,822
QUALCOMM Inc.	2,000,000	106,780
Lam Research Corp.	570,000	100,371
CommScope Holding Co., Inc.[2]	4,119,865	96,034
HubSpot, Inc.[2]	566,599	95,404
Apple Inc.	500,817	86,716
Taiwan Semiconductor Manufacturing Co., Ltd.	9,718,000	75,467
Guidewire Software, Inc.[2]	595,000	54,585
Global Payments Inc.	250,703	32,687
NetApp, Inc.	469,999	30,644
DocuSign, Inc.[2]	500,000	27,575
Intuit Inc.	110,000	27,184
Acacia Communications, Inc.[2]	498,000	26,568
Paycom Software, Inc.[2]	100,000	18,173
RealPage, Inc.[2]	203,421	12,451
Fair Isaac Corp.[2]	18,585	4,606
		12,775,105
Communication services 11.14%
Netflix, Inc.[2]	5,997,000	2,147,526
Alphabet Inc., Class C2	792,379	887,401
Alphabet Inc., Class A2	723,910	815,521
Facebook, Inc., Class A2	8,232,900	1,329,202
Tencent Holdings Ltd.	11,426,418	488,804
Twenty-First Century Fox, Inc., Class A	7,881,500	397,464
Activision Blizzard, Inc.	9,352,843	394,129
CBS Corp., Class B	3,900,000	195,819
ITV PLC	90,000,000	156,496
JCDecaux SA	4,662,515	143,721
Charter Communications, Inc., Class A2	382,200	131,825
Electronic Arts Inc.[2]	1,010,200	96,757
Cable One, Inc.	20,499	19,453
Comcast Corp., Class A	230,981	8,932
		7,213,050
Consumer discretionary 10.56%
Amazon.com, Inc.[2]	731,900	1,200,192
Lowe’s Companies, Inc.	8,490,000	892,214
Booking Holdings Inc.[2]	518,200	879,406
NIKE, Inc., Class B	9,915,819	850,083
Marriott International, Inc., Class A	5,567,569	697,449
Alibaba Group Holding Ltd. (ADR)[2]	2,217,100	405,796
Williams-Sonoma, Inc.[1]	5,036,664	292,932
Ross Stores, Inc.	2,823,100	267,715
AMCAP Fund — Page 2 of 6

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Wynn Resorts, Ltd.	2,114,261	$267,539
Texas Roadhouse, Inc.[1]	3,875,000	245,326
Galaxy Entertainment Group Ltd.	22,886,000	162,540
Industria de Diseño Textil, SA	4,325,017	130,563
LKQ Corp.[2]	4,400,000	121,880
TJX Companies, Inc.	1,800,000	92,322
Home Depot, Inc.	391,000	72,390
Signet Jewelers Ltd.	2,500,000	70,275
EssilorLuxottica	573,000	69,380
Grand Canyon Education, Inc.[2]	459,477	53,152
Hilton Worldwide Holdings Inc.	487,609	40,520
Chipotle Mexican Grill, Inc.[2]	49,800	30,255
		6,841,929
Industrials 10.21%
TransDigm Group Inc.[2]	1,740,725	755,631
General Dynamics Corp.	4,096,000	697,221
Old Dominion Freight Line, Inc.	3,954,714	596,252
Textron Inc.	10,282,070	558,316
Equifax Inc.	4,805,614	526,263
CSX Corp.	6,827,100	496,125
Middleby Corp.[1,2]	2,905,507	356,186
AMETEK, Inc.	4,196,000	333,918
Northrop Grumman Corp.	1,043,700	302,631
Caterpillar Inc.	1,881,304	258,378
Boeing Co.	565,000	248,577
Harris Corp.	1,430,100	235,866
Stanley Black & Decker, Inc.	1,351,000	178,913
Waste Management, Inc.	1,750,000	177,188
J.B. Hunt Transport Services, Inc.	1,507,000	162,259
Fortive Corp.	1,805,200	147,250
KAR Auction Services, Inc.	2,700,000	127,305
United Technologies Corp.	615,000	77,287
Union Pacific Corp.	357,297	59,919
Westinghouse Air Brake Technologies Corp.	812,500	59,524
Waste Connections, Inc.	642,800	53,610
Cummins Inc.	336,180	51,802
Masco Corp.	1,000,000	37,560
Safran SA	231,312	31,546
PayPoint PLC	2,274,900	26,251
IDEX Corp.	170,000	24,497
Air Lease Corp., Class A	495,588	18,515
Advanced Disposal Services, Inc.[2]	347,799	9,224
Verisk Analytics, Inc.[2]	56,300	7,118
		6,615,132
Energy 5.96%
EOG Resources, Inc.	13,181,300	1,239,042
Concho Resources Inc.	7,862,000	864,820
Halliburton Co.	14,553,500	446,647
Diamondback Energy, Inc.	4,142,000	426,336
Canadian Natural Resources, Ltd. (CAD denominated)	10,486,300	297,867
Noble Energy, Inc.	8,272,404	183,234
Exxon Mobil Corp.	1,846,000	145,889
Schlumberger Ltd.	2,946,000	129,801
AMCAP Fund — Page 3 of 6

Common stocks (continued) Energy (continued)	Shares	Value (000)
Pioneer Natural Resources Co.	409,000	$57,649
SM Energy Co.	2,800,000	45,752
Southwestern Energy Co.[2]	5,798,700	24,528
		3,861,565
Financials 5.44%
Charles Schwab Corp.	9,212,000	423,844
First Republic Bank	4,016,041	421,604
Aon PLC, Class A	2,137,300	366,611
JPMorgan Chase & Co.	3,506,000	365,886
Willis Towers Watson PLC	1,450,000	249,429
Berkshire Hathaway Inc., Class B2	1,000,000	201,300
Arch Capital Group Ltd.[2]	5,770,000	188,506
Markel Corp.[2]	180,000	180,878
Wells Fargo & Co.	3,420,000	170,624
Kotak Mahindra Bank Ltd.	9,330,769	159,142
East West Bancorp, Inc.	2,800,000	152,908
CME Group Inc., Class A	689,000	125,336
Essent Group Ltd.[2]	2,866,000	123,639
HDFC Bank Ltd.	4,215,936	123,145
London Stock Exchange Group PLC	2,002,000	119,677
SVB Financial Group[2]	296,844	73,368
S&P Global Inc.	192,200	38,511
Intercontinental Exchange, Inc.	308,300	23,785
MSCI Inc.	80,600	14,889
		3,523,082
Consumer staples 2.75%
Costco Wholesale Corp.	2,506,372	548,244
Herbalife Nutrition Ltd.[2]	5,386,270	302,170
Walgreens Boots Alliance, Inc.	3,134,400	223,138
L’Oréal SA, bonus shares[3]	800,000	201,920
Philip Morris International Inc.	1,797,774	156,298
Constellation Brands, Inc., Class A	723,000	122,303
Lamb Weston Holdings, Inc.	1,413,000	97,935
Altria Group, Inc.	1,750,000	91,717
Hormel Foods Corp.	539,400	23,388
The Estée Lauder Companies Inc., Class A	55,700	8,742
Church & Dwight Co., Inc.	74,000	4,869
		1,780,724
Materials 2.01%
Celanese Corp.	3,149,624	322,175
Valvoline Inc.[1]	15,053,100	282,848
International Flavors & Fragrances Inc.	1,704,000	217,260
Ecolab Inc.	990,000	167,221
Linde PLC	869,870	150,696
CCL Industries Inc., Class B, nonvoting	2,936,000	119,943
Sherwin-Williams Co.	59,300	25,689
Air Products and Chemicals, Inc.	76,200	13,806
		1,299,638
AMCAP Fund — Page 4 of 6

Common stocks (continued) Real estate 0.80%	Shares	Value (000)
American Tower Corp. REIT	913,300	$160,878
SBA Communications Corp. REIT[2]	590,402	106,603
Simon Property Group, Inc. REIT	485,000	87,862
Equinix, Inc. REIT	177,000	74,959
Alexandria Real Estate Equities, Inc. REIT	490,000	66,586
Crown Castle International Corp. REIT	205,201	24,368
		521,256
Utilities 0.59%
NextEra Energy, Inc.	2,023,700	379,889
Total common stocks (cost: $40,017,613,000)		58,577,672
Short-term securities 10.11%	Principal amount (000)
3M Co. 2.43% due 3/4/2019[4]	$24,500	24,493
Apple Inc. 2.44%–2.52% due 3/4/2019–3/27/2019[4]	125,000	124,850
Bank of New York Co., Inc. 2.38% due 3/1/2019	34,000	33,998
CHARTA, LLC 2.85% due 3/26/2019[4]	30,000	29,947
Chevron Corp. 2.41%–2.50% due 3/11/2019–3/27/2019[4]	251,600	251,252
Cisco Systems, Inc. 2.42% due 3/7/2019[4]	40,800	40,781
Coca-Cola Co. 2.50% due 3/11/2019[4]	40,000	39,970
Eli Lilly and Co. 2.45% due 3/15/2019[4]	100,000	99,900
Emerson Electric Co. 2.41%–2.43% due 3/4/2019–3/13/2019[4]	175,000	174,883
ExxonMobil Corp. 2.41%–2.42% due 3/22/2019–3/25/2019	175,000	174,719
Fannie Mae 2.38% due 3/18/2019	75,000	74,916
Federal Farm Credit Banks 2.40% due 3/14/2019	20,000	19,982
Federal Home Loan Bank 2.31%–2.42% due 3/4/2019–4/12/2019	1,480,500	1,479,071
General Dynamics Corp. 2.48% due 3/21/2019[4]	72,500	72,398
IBM Credit LLC 2.45% due 3/20/2019[4]	75,000	74,899
Intel Corp. 2.33%–2.40% due 3/12/2019–3/20/2019[4]	108,900	108,786
Pfizer Inc. 2.45% due 3/11/2019[4]	50,000	49,963
Simon Property Group, LP 2.45% due 3/11/2019[4]	50,000	49,963
U.S. Treasury Bills 2.15%–2.43% due 3/1/2019–5/23/2019	3,316,600	3,312,053
United Parcel Service Inc. 2.37%–2.40% due 3/1/2019–3/18/2019[4]	100,000	99,938
Wal-Mart Stores, Inc. 2.39%–2.48% due 3/1/2019–3/25/2019[4]	215,000	214,843
Total short-term securities (cost: $6,551,718,000)		6,551,605
Total investment securities 100.54% (cost: $46,569,331,000)		65,129,277
Other assets less liabilities (0.54)%		(350,161)
Net assets 100.00%		$64,779,116
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $201,920,000, which represented .31% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,456,866,000, which represented 2.25% of the net assets of the fund.
AMCAP Fund — Page 5 of 6

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
© 2019 Capital Group. All rights reserved.
MFGEFPX-002-0419O-S66079	AMCAP Fund — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of AMCAP Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of AMCAP Fund (the “Fund”), as of February 28, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of February 28, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

April 10, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: April 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: April 30, 2019

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: April 30, 2019